Exhibit 99.1 Portfolio Update Meeting March 11, 2020

Important The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Growth & Income Real Estate Investment Trust’s (the “Company or KBS Growth & Income REIT or KBS G&I REIT”) Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”), including the “Risk Factors” contained therein. Disclosures For a full description of the limitations, methodologies and assumptions used to value KBS G&I REIT’s assets and liabilities in connection with the calculation of KBS G&I REIT’s estimated value per share, see KBS G&I REIT’s Current Report on Form 8-K dated December 4, 2019 (the “Valuation 8-K”). Forward-Looking Statements Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward- looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through December 31, 2019 have been funded in part with cash flow from operating activities and in part with debt financing, including advances from the Company’s advisor. In addition, distributions have been funded with cash resulting from the advisor’s waiver and deferral of its asset management fee. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated NAV per share. With respect to the NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, the Company’s advisor and the Company, are the respective party’s best estimates as of September 30, 2019, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. These statements herein also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company’s Annual Report. WWW. KBS.COM 2

Transactional volume in excess of $41.8 billion1, AUM About KBS of $8.2 billion1 and 24.6 million square feet under management1. Formed by Peter Bren and Chuck Schreiber in 1992. Buyer and seller of well-located, yield-generating office and industrial properties. Over 26 years of investment and management experience with extensive Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and long-term investor relationships. publicly registered non-traded REITs. A trusted landlord to thousands of office and industrial tenants nationwide. A preferred partner with the nation’s largest lenders. A development partner for office, mixed-use and multi-family developments. 1 As of December 31, 2019. WWW. KBS.COM 3

Regional Focus Map Gateway Target First-tier Target Strong Employment / Growth KBS Offices WWW. KBS.COM 4

Investment Objectives Achieve long-term growth in the value of the portfolio Build a diverse portfolio of core real estate properties Preserve and return stockholders’ capital contributions Provide investors with attractive and stable cash distributions WWW. KBS.COM 5

KBS Growth & Income REIT 4th Quarter Portfolio Highlights 6

KBS

Fund and Portfolio Overview

As of December 31, 2019, unless otherwise noted;

FUND OVERVIEW

Initial Private Offering

June 2015 – April 2016

Public Offering

April 2016 – June 2017

Second Private Offering

October 2017 – Current[5]

Current NAV (Dec. 2019)[6]

$8.43 per share

Total Equity Raised[7]

$94.3 million

Current Distribution Rate[9]

3.00% based on NAV

PORTFOLIO OVERVIEW[1]

Total Acquisitions[2]

$158.2 million

Cost Basis of Current Portfolio of Consolidated Properties [3]

$169.5million

Dec. 2019 Estimated Value of Current Portfolio of Consolidated Properties[4]

$183.5 million

Rentable Sq. Ft.

582,791

Total Leased[8]

97.8%

Total Leverage[10]

56.8%

1 With the exception of total leverage, portfolio overview information reflects information as of December 31, 2019 for the current portfolio of consolidated real estate properties following the sale of Von Karman Tech Center on January 17, 2020.
2 Represents aggregate acquisition price (excluding closing costs) of the current consolidated real estate portfolio and any subsequent capital expenditures.
3 Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures for the current consolidated real estate portfolio.
4 Based solely on the appraised values as of September 30, 2019 as reflected in the December 2019 estimated share value for the current portfolio of consolidated real estate properties following the sale of Von Karman Tech Center. The appraised value of Von Karman Tech Center did not take into account estimated disposition costs and fees.
5 The Second Private Offering is currently suspended. See the Annual Report on Form-10K for more information.
6 Data as of September 30, 2019. See the Current Report on Form 8-K dated December 4, 2019.
7 Includes proceeds from distribution reinvestment plan.
8 Includes future leases of current consolidated real estate portfolio that had been executed but had not yet commenced as of December 31, 2019.
9 Distributions are not guaranteed. Reflects the most recently declared distribution rate for the months of January through April 2020.
10 Calculated as total debt on consolidated real estate properties of $118.5 million divided by December 2019 estimated value of all consolidated properties of $208.7 million.

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Portfolio OCCUPANCY % PROPERTY NAME PROPERTY TYPE / ACQUISITION LEASED % AS SIZE (SF) PURCHASE PRICE1 AT CITY, STATE NO. OF BUILDINGS DATE OF 12/31/192 Highlights ACQUISITION Commonwealth Building Office 6/30/2016 224,122 68,545,000 96% 100% As of December 31, 2019 Portland, OR 1 Building The Offices at Greenhouse Office 11/14/2016 203,284 46,489,000 95% 100% Houston, TX 1 Building 213 West Institute Place Office 11/9/2017 155,385 43,155,000 92% 91% Chicago, IL 1 Building TOTAL / WEIGHTED AVG. 582,791 $158,189,000 95% 98% 1 Purchase price reflects contractual purchase price, net of closing credits, and excludes acquisition fees and expenses. 2 Total leased percentage includes future leases that have been executed but have not yet commenced as of December 31, 2019. WWW. KBS.COM 8

Capital Management As of December 31, 2019 Initial Debt Maturities $80,000 3 $72,800 Total Debt $118.5 million $60,000 $45,681 $40,000 Loan-to-Value1 56.8% $20,000 Average cost of debt2 4.1% per annum $0 $0 $0 $0 $0 2019 2020 2021 2022 2023 Thereafter Interest Rate Exposure ($ in millions) Average term to initial maturity 1.72 years Floating-Rate Debt (Unswapped) Average term to fully extended maturity 3.72 years Floating-Rate Debt $40.0 (Fixed through 34% Swap) $78.5 1 Calculated as total debt on properties of $118.5 million divided by December 2019 estimated value of consolidated properties of 66% $208.7 million. 2 Average cost of debt as of December 31, 2019. 3 As of December 31, 2019, $72.8 million of debt maturing in 2020 has the option to extend to 2022. WWW. KBS.COM 9

1 Portfolio Overview As of December 31, 2019 Key Statistics Geographic Diversification3 No. of Consolidated Held for Investment Assets 3 Total Rentable Sq. Ft. 582,791 IL 23% Wtd Avg Lease Term 3.6 years OR 40% Economic Occupancy 95.7% Leased Occupancy2 97.8% TX No. of Tenants 64 37% Leased Occupancy2 Occupied SF Expirations as of December 31, 2019 Region 1 100.0% 100.0% 200,000 34.5% 100% 97% 180,000 94% 91.2% 160,000 91% 140,000 88% 20.4% 85% 120,000 82% 100,000 14.1% 79% 80,000 76% Feet Square 73% 60,000 7.4% 7.7% 4.0% 4.5% 70% 40,000 3.6% 2.5% Commonwealth Offices at Greenhouse 213 W. Institute 20,000 0.0% 1.3% 0.0% 0 1 All information in the portfolio overview excludes held for sale asset and investment in unconsolidated JV. 2 Leased % includes future leases that had been executed but had not yet commenced as of December 31, 2019. 3 Based on occupied square feet as of December 31, 2019. WWW. KBS.COM 10

KBS

Tenancy Overview[1]

Top 10 Tenants	Industry	Property	% of Portfolio[2]
AECOM	Professional, Scientific and Technical	Offices at Greenhouse	24.3%
J. Connor Consulting, Inc.	Management Consulting	Offices at Greenhouse	5.8%
Galois, Inc	Computer Systems Design & Programming	Commonwealth	5.6%
Quantum Spatial	Professional, Scientific and Legal	Commonwealth	4.4%
City of Portland	Public Administration (Government)	Commonwealth	3.7%
NEEA	Educational Services	Commonwealth	3.6%
Cushing and Company	Other	213 W. Institute	3.4%
Downtown Entertainment LLC	Accommodation and Food Services	213 W. Institute	3.1%
Infogroup, Inc.	Information	Commonwealth	2.5%
Kennedy Jenks Consult, Inc	Professional, Scientific and Legal	Commonwealth	2.3%
TOTAL (based on total occupied square feet)			56.3%
Weighted Average Lease Term (Top 10 Tenants)			4.04 years

As of December 31, 2019

Industry Diversification[3]



Professional, Scientific and Technical Services 38%
Other4 16%
Computer Systems Design and Related Services 12%
Information 8%
Management Consulting 5%
Accommodation and Food Services 5%
Public Administration 5%
Finance 4%
Manufacturing 4%
Arts, Entertainment, and Recreation 3%

1 All information in the tenancy overview excludes investment in held for sale asset and unconsolidated JV.
2 Based on occupied square feet as of December 31, 2019.
3 Annualized base rent represents annualized contractual base rental income as of December 31, 2019, adjusted to straight-line any contractual tenant concessions (including free rent), rent increases and rent decreases from the lease's inception through the balance of the lease term. Percent of annualized base rent is based on total annualized base rent of the current portfolio.
4 "Other" is comprised of various industries with less than 3% of total annualized base rent.

WWW. KBS.COM

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Property Updates 1213

Von Karman Tech Center Sale On January 17, 2020, Von Karman Tech (101,161 RSF) located in Irvine, CA, was sold for a gross sale price of $25.4 million. The sale price was slightly above the most recent appraised value of the property as of September 30, 2019 as reflected in the December 2019 estimated value per share. The appraised value of Von Karman Tech Center did not take into account estimated disposition costs and fees. WWW. KBS.COM 13

The Offices at Greenhouse Investment at a Glance Houston, TX Location Houston, TX Property Type Class A Office Acquisition Date November 14, 2016 Purchase Price $46,489,0000 No. of Buildings 1 Stories 5 Total Rentable Square Feet 203,284 SF Site Size 4.6 Acres Year Built / Renovated 2014 Leased % at Acquisition 95.2% Current Leased Occupancy 12/31/19 100% Avg. Rental Rate at Acquisition $19.40 / SF Avg. 2019 In-Place Rental Rate $21.09 / SF Current Market Rental Rate $23.00 / SF 2019 NOI Yield1 8.72% Submarket Energy Corridor Key Tenants % of Bldg. • AECOM 66.8% • J. Connor Consulting 15.8% • World Fuel Services 4.5% 1 2019 NOI yield is calculated by taking the 2019 total NOI divided by the property’s average cost basis WWW. KBS.COM 14

Commonwealth Building Investment at a Glance Portland, OR Location Portland, OR Property Type Class A Office Acquisition Date June 30, 2016 Purchase Price $68,545,000 No. of Buildings 1 Stories 14 Total Rentable Square Feet 224,122 SF Site Size 0.46 Acres Year Built / Renovated 1948 / 2013-2015 / 2017 Leased % at Acquisition 96.2% Current Leased Occupancy 12/31/19 100.0% Avg. Rental Rate at Acquisition $23.14 / SF Avg. 2019 In-Place Rental Rate $28.83 / SF Current Market Rental Rate $38.00 / SF 2019 NOI Yield1 5.06% Submarket CBD Key Tenants % of Bldg. • Galois, Inc. 13.9% • Quantum Spatial 10.9% • City of Portland 9.2% 1 2019 NOI yield is calculated by taking the 2019 total NOI divided by the property’s average cost basis WWW. KBS.COM 15

213 West Institute Investment at a Glance Chicago, IL Location Chicago, IL Property Type Class B Office Acquisition Date November 9, 2017 Purchase Price $43,155,000 No. of Buildings 1 Stories 7 Total Rentable Square Feet 155,385 SF Site Size 0.67 Acres Year Built / Renovated 1908 / 2017 Leased % at Acquisition 92.4% Current Leased Occupancy 12/31/19 91.2% Avg. Rental Rate at Acquisition $24.16 / SF Avg. 2019 In-Place Rental Rate $24.00 / SF Current Market Rental Rate $33.50 / SF 2019 NOI Yield1 3.72% Submarket River North Key Tenants % of Bldg. • Cushing and Company 12.2% • Downtown Entertainment 11.1% • Condingdojo 5.6% 1 2019 NOI yield is calculated by taking the 2019 total NOI divided by the property’s average cost basis WWW. KBS.COM 16

210 W. Chicago (Unconsolidated Joint Venture) Investment at a Glance Chicago, IL Location Chicago, IL Property Type Two-story office/retail building Acquisition Date June 28, 2019 Deal Structure JV with FGPH 210 W Chicago LLC JV Ownership 50% No. of Buildings 1 Stories 2 Total Rentable Square Feet 16,239 SF Site Size 0.19 Acres Year Built / Renovated 1913 / 2000 Leased % at Acquisition 100% Current Leased Occupancy 12/31/19 100% Avg. Rental Rate at Acquisition $33.05 / SF Avg. 2019 In-Place Rental Rate $24.00 / SF Current Market Rental Rate $34.00 / SF 2019 NOI Yield1 8.68% Submarket River North Key Tenants % of Bldg. • Blake 45.1% • Life Spice 31.6% • JNL Graphics Design 11.9% 1 2019 NOI yield is calculated by taking the 2019 total NOI divided by the property’s average cost basis WWW. KBS.COM 17

Fund Raising and KBS Growth & Income REIT has been unable to raise substantial funds in its offering and the REIT has not acquired a diverse portfolio of real estate investments. Due to the lack of size, the cost of Status of the REIT operating the REIT constitutes a greater percentage of its net operating income and the estimated value per share has and will vary more widely with the performance of specific assets. Accordingly, the Board has formed a special committee to evaluate strategic alternatives for the REIT and has decided on the following: • Temporarily suspend the primary portion of its • Distributions paid through December 2019 ongoing offering while evaluating strategic have been funded in part with debt financing alternatives; although the REIT will continue to and the deferral of asset management fees, accept shares under the distribution which is dilutive to the estimated value per reinvestment plan. share. Therefore, as of January 2020, the Board decreased the distribution rate from • Engage a financial advisor to assist with the 6.00% annualized rate to a 3.00% annualized evaluation of strategic alternatives. rate. WWW. KBS.COM 18

2020 Goals Evaluate and finalize strategic alternatives assessment Improve property cash flow through strategic leasing renewals with existing tenants and new leases for current vacant space Continue value enhancing capital projects to maintain the high level of occupancy WWW. KBS.COM 19

Q&A For additional questions, contact KBS Capital Markets Group Investor Relations (866) 527-4264 20